SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                       Date of Report:  September 27, 1995


                        FEDERATED DEPARTMENT STORES, INC.

                     1440 Broadway, New York, New York 10018
                                 (212) 840-1440

                                      -and-

                  7 West Seventh Street, Cincinnati,Ohio 45202
                                 (513) 579-7000




              Delaware                  1-13536             13-3324058
       -------------------------------------------------------------------------
       (State of Incorporation)   (Commission File No.)    (IRS Id. No.)











                             Exhibit Index on Page 4

Item 5.  Other Events
         ------------

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of providing the information set forth in a press release issued by Federated on September 27, 1995, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference, and for the purpose of filing certain consents of Price Waterhouse LLP and Deloitte & Touche LLP.


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

The following exhibits are filed herewith:

23.1  Consent of Price Waterhouse LLP

23.2  Consent of Deloitte & Touche LLP

99.1  Press Release dated September 27, 1995

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FEDERATED DEPARTMENT STORES, INC.




Date:  September 27, 1995     By: /s/ Dennis J. Broderick
                                 ---------------------------
                                 Dennis J. Broderick
                                 Senior Vice President,
                                 General Counsel and
                                 Secretary

                                  EXHIBIT INDEX
                                  -------------



  Exhibit
  Number                    Description                    Page
  ------                    -----------                    ----

 23.1      Consent of Price Waterhouse LLP

 23.2      Consent of Deloitte & Touche LLP

 99.1      Press Release dated September 27, 1995